Exhibit 99.1

Sterling Bancorp Announces Agreement to Sell Substantially All Assets of Quantum

Peter Sinatra, CEO of Quantum, Resigns as a Director of Sterling

October 15, 2020

SOUTHFIELD, Mich. - (BUSINESS WIRE) - Sterling Bancorp, Inc. (the “Company”) (NASDAQ: SBT), the bank holding company of Sterling Bank and Trust, FSB, Southfield, Michigan (the “Bank”), today announced that its indirect wholly-owned subsidiary, QCM, LLC, doing business as Quantum Capital Management (“Quantum”), entered into an Asset Purchase Agreement to sell substantially all of its assets, which consist primarily of client advisory agreements. The closing of the transaction is subject to customary closing conditions, including third-party consents, and is expected to occur before year-end.

In connection with the execution of the Asset Purchase Agreement, Mr. Peter Sinatra, CEO of Quantum, notified the Company of his resignation from the Company’s Board of Directors and the Bank’s Board of Directors, effective immediately, as well as his resignation from all other positions with Quantum, the Company, the Bank, and each of their subsidiaries and affiliates, effective upon the closing of the transaction.

“The sale of the Quantum assets and our exit from this business represents another step towards the streamlining of our business lines to focus on the Bank’s core competencies. Additionally, we believe this transaction offers the Quantum employees and clients a more attractive platform from which to conduct their business. On behalf of the Company’s Board, I sincerely thank Peter for his service to the Board and to Quantum,” said Thomas M. O’Brien, Chairman, President, and Chief Executive Officer.

About Sterling Bancorp, Inc.

Sterling Bancorp, Inc. is a unitary thrift holding company. Its wholly owned subsidiary, Sterling Bank and Trust, F.S.B., has primary branch operations in San Francisco and Los Angeles, California, New York City and Bellevue, Washington. Sterling offers a range of loan products to the residential and commercial markets, as well as retail and business banking services. Sterling also has an operations center and a branch in Southfield, Michigan. For additional information, please visit the Company’s website at http://www.sterlingbank.com.

Forward Looking Statements

This press release contains certain statements that are, or may be deemed to be, “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, regarding the Company’s plans, expectations, thoughts, beliefs, estimates, goals, and outlook for the future that are intended to be covered by the protections provided under the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on management’s expectations as well as certain assumptions and estimates made by, and information available to, management at the time. Those statements are not guarantees of future results or performance and are subject to certain known and unknown risks, uncertainties, and other factors that may cause actual results to differ materially from those expressed in, or implied by, such forward-looking statements. The risks, uncertainties, and other factors detailed from time to time in our public filings, including those included in the disclosures under the headings “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” in our Annual Report on Form 10-K filed with the SEC on October 6, 2020, subsequent periodic reports and future periodic reports, could affect future results and events, causing those results and events to differ materially from those views expressed or implied in the Company’s forward-looking statements. Should one or more of the foregoing risks materialize, or should underlying assumptions prove incorrect, actual results or outcomes may vary materially from those projected in, or implied by, such forward-looking statements. The Company disclaims any obligation to update, revise, or correct any forward-looking statements based on the occurrence of future events, the receipt of new information, or otherwise.

Contacts:

Investors

Financial Profiles

Larry Clark

310-622-8223

Matthew Keating

310-622-8230

SBT@finprofiles.com